UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 4, 2007

IDAHO GENERAL MINES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Idaho

(State or Other Jurisdiction of Incorporation)

000-50539	91-0232000
(Commission File Number)	(IRS Employer Identification No.)

1726 Cole Blvd., Suite 115, Lakewood, CO	80401
(Address of Principal Executive Offices)	(Zip Code)

(303) 928-8599

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Agreement and Plan of Merger

Idaho General Mines, Inc., an Idaho corporation (“Idaho General”), has entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 5, 2007, with General Moly, Inc., a Delaware corporation and wholly-owned subsidiary of Idaho General (“General Moly” or the “Surviving Corporation”). Pursuant to the Merger Agreement Idaho General will merge with and into General Moly, with General Moly being the surviving entity (the “Reincorporation Merger”). The Reincorporation Merger will become effective at 5:00 p.m. (Pacific Time) on October 8, 2007 (the “Effective Date”).

The Reincorporation Merger was duly approved by Idaho General’s shareholders at the Annual Meeting of Shareholders of Idaho General held on October 4, 2007. A copy of the Merger Agreement is attached hereto as Exhibit 99.1.

From and after the Effective Date, General Moly will possess all of the rights, privileges, powers, and franchises of Idaho General, and Idaho General’s debts and liabilities will become the debts and liabilities of General Moly. Additionally, pursuant to the Merger Agreement, from and after the Effective Date, the Certificate of Incorporation and Bylaws of General Moly will be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

A copy of the Certificate of Incorporation of General Moly is attached hereto as Exhibit 3.1. A copy of the Bylaws of General Moly is attached hereto as Exhibit 3.2.

Fourth Amendment to Shareholders Rights Agreement

On October 4, 2007, Idaho General entered into the Fourth Amendment (the “Rights Plan Amendment”) to the Shareholders Rights Agreement dated as of September 22, 2005 (as amended from time to time, the “Rights Plan”), between Idaho General and Registrar and Transfer Company as the Rights Agent. Pursuant to the Rights Plan Amendment, the Rights Plan was terminated effective as of October 4, 2007. The Rights Plan Amendment was duly approved by Idaho General’s shareholders at the Annual Meeting of Shareholders of Idaho General held on October 4, 2007.

A copy of the Rights Plan Amendment is attached hereto as Exhibit 4.1.

Amendment to 2006 Equity Incentive Plan

At the Annual Meeting of Shareholders of Idaho General held on October 4, 2007, the shareholders of Idaho General approved an amendment to Idaho General’s 2006 Equity Incentive Plan (the “2006 Plan”) to increase the aggregate number of shares authorized for issuance under the 2006 Plan by 1,600,000 shares.

Indemnification Agreements

Effective October 4, 2007, General Moly entered into indemnification agreements (each, an “Indemnification Agreement”) with each of its directors and officers. The form of Indemnification Agreement provides that, among other things and subject to the terms and conditions set forth in the Indemnification Agreement, General Moly will (a) indemnify the Indemnitee (as defined in the Indemnification Agreement) to the fullest extent permitted by the laws of the State of Delaware and (b) advance expenses to the Indemnitee.

A copy of the form of Indemnification Agreement is attached hereto as Exhibit 10.18.

Item 3.03 Material Modification to Rights of Security Holders

In connection with the Reincorporation Merger, disclosed under Item 1.01 above, as of the Effective Date, (a) each share of Idaho General common stock, par value $.001 per share, issued and outstanding immediately before the Effective Date will be converted automatically into and become one (1) share of General Moly common stock and (b) each option, warrant or other security of Idaho General issued and outstanding immediately prior to the Effective Date will be (i) converted into and shall be an identical security of the Surviving Corporation subject to the same agreement and terms as then exist with respect thereto, and (ii) otherwise in the case of securities to acquire common stock of Idaho General, converted into the identical right to acquire the same number of shares of General Moly common stock as the number of shares of common stock of Idaho General that were acquirable pursuant to such option, warrant or other security. Additionally, pursuant to the Merger Agreement and by virtue of the Reincorporation Merger, each stock option and other equity incentive plan adopted by Idaho General and in effect immediately prior to the Effective Date will be adopted and assumed by General Moly.

As disclosed under Item 1.01 above, Idaho General has entered into the Rights Plan Amendment, pursuant to which the Rights Plan was terminated effective October 4, 2007.

Prior to the Effective Date of the Reincorporation Merger disclosed under Item 1.01 above, Idaho General’s corporate affairs were governed by the laws of the State of Idaho and Idaho General’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws. From and after the Effective Date, the Certificate of Incorporation and Bylaws of General Moly became the Certificate of Incorporation and Bylaws of the Surviving Corporation. In addition, the corporate affairs of General Moly are governed by the corporate law of the State of Delaware. Accordingly, the constituent instruments defining the rights of the holders of Idaho General capital stock prior to the Effective Date will be, from and after the Effective Date, the Certificate of Incorporation and Bylaws of General Moly, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively. Additionally, as a result of the Reincorporation Merger, Delaware corporate law will generally be applicable in the determination of the rights of the stockholders of General Moly under state corporate laws.

Item 8.01  Other Events

On October 5, 2007, Idaho General issued a press release (the “Press Release”) announcing the results of its Annual Meeting of Shareholders held on October 4, 2007, the Reincorporation Merger and Idaho General’s decision to move the Mt. Hope project into the development stage. The Company also announced that, in connection with the Reincorporation Merger, the Company’s common stock will commence trading on the American Stock Exchange (“AMEX”) under the name General Moly on October 9, 2007 and the ticker symbol will remain “GMO.” A copy of the Press Release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Following the Reincorporation Merger, the securities of General Moly will be deemed registered under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) by virtue of Rule 12g-3 of the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Incorporation of General Moly, Inc.
3.2	Bylaws of General Moly, Inc.
4.1	Fourth Amendment to Shareholders Rights Agreement
10.18	Form of Indemnification Agreement
99.1	Agreement and Plan of Merger
99.2	Press Release of Idaho General Mines, Inc. dated October 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDAHO GENERAL MINES, INC.
(Registrant)

Date: October 5, 2007	By:	/s/ David A. Chaput
David A. Chaput
Chief Financial Officer